SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2004

DAVE & BUSTER’S, INC.

(Exact name of registrant as specified in its charter)

Missouri	0000943823	43-1532756
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2481 Manana Drive
Dallas TX 75220

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 357-9588

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
Press Release

Item 2.02. Results of Operations and Financial Condition.

     On September 8, 2004, the Company issued a press release regarding its results of operations for the second quarter and 26 weeks ended August 1, 2004.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following are filed as Exhibits to this Report.

99.1	Dave & Buster’s, Inc. Press Release dated September 8, 2004.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S, INC.
Date: September 9, 2004	By:	/s/ W.C. HAMMETT, JR.
W.C. Hammett, Jr.,
Chief Financial Officer

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